Advisory Research MLP & Energy Income Fund

Class A: INFRX

Class C: INFFX

Class I: INFIX

A series of Investment Managers Series Trust

Supplement dated September 20, 2019, to the

Summary Prospectus dated April 3, 2019, as supplemented.

Effective September 21, 2019, the name of the Advisory Research MLP & Energy Income Fund is changed to the Tortoise MLP & Energy Income Fund.

Please file this Supplement with your records.